FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 1996


                             NONA MORELLI'S II, INC.
- -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Colorado
- -------------------------------------------------------------------------------
                    (State of incorporation or organization)


                                     0-18377
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                            (Commission File Number)


                                   84-1126818
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                      (I.R.S. Employee Identification No.)

                   2 Park Plaza, Suite 470, Irvine, California
- -------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                     92714
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                                   (Zip Code)

Registrant's telephone number, including area code:    (714) 833-5381

                                       N/A
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          (Former name or former address, if changed since last report)

                                                        Total number of pages: 5

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Item 1.   CHANGES IN CONTROL OF REGISTRANT.

          N/A

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          N/A

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

          N/A

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          N/A

Item 5.   OTHER EVENTS.

          N/A

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.

          Effective the close of business on May 29, 1996, Mr. John D. Desbrow resigned as a Director of the Registrant in order to permit the election of an independent director to fill the vacancy caused by his resignation. There were no disagreements between the Registrant and Mr. Desbrow at the time of his resignation. The letter of resignation is attached as an Exhibit to this Current Report on Form 8-K.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements - None

          (b)  Exhibits

               1.   John D. Desbrow's Resignation Letter dated May 29, 1996

Item 8.   CHANGE IN REGISTRANT'S FISCAL YEAR.

          N/A

                                        SIGNATURE



          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NONA MORELLI'S II, INC.
                                       (Registrant)



Dated:    May 29, 1996                  By:  /s/  Fred G. Luke
                                           ------------------------------------
                                                  Fred G. Luke,
                                                  Chief Executive Officer

                                    EXHIBIT 1



             JOHN D. DESBROW'S RESIGNATION LETTER DATED MAY 29, 1996

                                 JOHN D. DESBROW
                                 Attorney At Law
                             2 Park Plaza, Suite 470
                                Irvine, CA 92714
                            Telephone: (714) 833-2094
                            Facsimile: (714) 833-7854



                                  May 29, 1996



Board of Directors
Nona Morelli's II, Inc.
2 Park Plaza, Suite 470
Irvine, California  92714

Gentlemen:

          I hereby resign as a Director of Nona Morelli's II, Inc. (the "Company") to be effective as of the date hereof. My resignation is not because of any disagreement with the management of the Company relating to the Company's operations, policies and practices but, rather, to permit the election of an independent director to fill the vacancy caused by my resignation.

                                        Very truly yours,



                                        /s/  John D. Desbrow
                                        ---------------------------------------
                                             John D. Desbrow

cc:  Hugh Fuller, Securities and Exchange Commission